UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 21, 2010

S.Y. BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky  40206

(Address of principal executive offices)

(502) 582-2571

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders held on April 21, 2010, the shareholders of S. Y. Bancorp, Inc. (the "Company") approved an amendment to the S. Y. Bancorp, Inc. 2005 Stock Incentive Plan (the "Plan") to reserve an additional 700,000 shares of Common Stock for issuance under the Plan and approve the performance criteria that may be applied to performance-based compensation under the Plan.  A copy of the amendment is filed as Exhibit 10.1 hereto.  A summary of the plan amendment and the material provisions of the Plan, as amended, is contained in the Company's definitive proxy statement dated March 17, 2010, for the annual meeting of shareholders under the caption "Approval of an Amendment of the 2005 Stock Incentive Plan" and is incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders.

            On April 21, 2010, the Company held its 2010 annual meeting of shareholders (the "Annual Meeting").  As of the record date there were 13,674,676 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 10,996,444 or 80.41%, of the outstanding common shares entitled to vote were represented in person or by proxy.  Those shares were voted as follows:

1.         Fixing the number of directors at twelve:

For	10,738,300
Against	78,061
Abstain	152,599
Broker Non-Votes	27,484

2.         The following individuals were nominated in 2010 to serve until the next Annual Meeting of Shareholders in 2011.  All nominees were elected.  The results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David H. Brooks	7,938,381	140,261	2,917,802
James E. Carrico	7,882,176	197,042	2,917,226
Charles R. Edinger, III	7,885,711	193,508	2,917,225
David P. Heintzman	7,941,006	137,593	2,917,845
Carl G. Herde	7,964,749	113,892	2,917,803
James A. Hillebrand	7,945,264	113,334	2,937,846
Richard A. Lechleiter	7,885,140	193,479	2,917,825
Bruce P. Madison	7,957,237	119,208	2,919,999
Nicholas X. Simon	7,965,364	111,081	2,919,999
Norman Tasman	7,887,757	191,287	2,917,400
Kathy C. Thompson	7,934,267	114,070	2,948,107

3.         The shareholders approved an amendment to the Company's 2005 Stock Incentive Plan to increase the total number of shares of the Company's common stock that are available for grants under the Plan from 735,000 shares to 1,435,000 shares, and amendments to make certain other technical and clarifying changes relating to the performance criteria that may be applied to performance-based compensation under the Plan.

For	6,332,441
Against	1,306,383
Abstain	439,809
Broker Non-Votes	2,917,811

4.         Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010:

For	10,889,933
Against	74,185
Abstain	31,733
Broker Non-Votes	593

Item 9.01        Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibits

10.1	Amendment No. 1 to S. Y. Bancorp, Inc. 2005 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   April 22, 2010

S.Y. BANCORP, INC.

By:	/s/ Nancy B. Davis
Nancy B. Davis Executive Vice President, Treasurer and Chief Financial Officer